UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2009

TEXTRON INC.

 (Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island  02903
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 22, 2009, Textron Inc. announced the final results of its offer (the “Any and All Offer”) to purchase any and all of its outstanding 4 ½% Notes (the “4 ½% Notes”) due August 1, 2010 (CUSIP number 883203BJ9).  As of 5:00 p.m. New York City time on September 21, 2009, the expiration date for the Any and All Offer, the aggregate principal amount of the 4 ½% Notes validly tendered and not withdrawn in the Any and All Offer was $122,318,000, representing approximately 49% of the $250,000,000 aggregate principal amount of 4 ½% Notes outstanding.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

Exhibit Number	Description
99.1	Press release dated September 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

Date: September 22, 2009	By:	/s/ Mary F. Lovejoy
Mary F. Lovejoy
Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated September 22, 2009.